Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Reports of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Pennsylvania Power Company, Metropolitan Edison Company, and Pennsylvania Electric Company ("Companies") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Reports"), I, H. Peter Burg, Chief Executive Officer of each of the Companies, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) Each of the  Reports  fully  complies  with the  requirements  of section  13(a) or 15(d) of the  Securities Exchange Act of 1934;
              and

          (2) The information contained in each of the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company to which it relates.



                                            /s/H. Peter Burg
                                        -----------------------------
                                               H. Peter Burg
                                          Chief Executive Officer
                                              August 8, 2002



                                            100
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                                                                   Exhibit 99.2



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Reports of FirstEnergy Corp., Ohio Edison Company, The Cleveland Electric Illuminating Company, The Toledo Edison Company, Pennsylvania Power Company, Jersey Central Power & Light Company, Metropolitan Edison Company, and Pennsylvania Electric Company ("Companies") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Reports"), I, Richard H. Marsh, Senior Vice President and Chief Financial Officer of each of the Companies, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) Each of the  Reports  fully  complies  with the  requirements  of section  13(a) or 15(d) of the  Securities Exchange Act of 1934;
              and

          (2) The information contained in each of the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company to which it relates.


                                                   /s/Richard H. Marsh
                                                   -------------------
                                                      Richard H. Marsh
                                                 Senior Vice President and
                                                   Chief Financial Officer
                                                      August 8, 2002



                                            101

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                                                                    Exhibit 99.3



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Jersey Central Power & Light Company ("Company") on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Earl T. Carey, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                  /s/Earl T. Carey
                                            -------------------------------
                                                     Earl T. Carey
                                                       President
                                               (Chief Executive Officer)
                                                    August 8, 2002


                                          102

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